UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 18, 2009


                             GREENCORE TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  1-16165                 33-0750453
------------------------------    -------------   ------------------------------
 (State or Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)            File Number)         Identification No.)


           10410 Trademark Street, Rancho Cucamonga, CA          91730
          ----------------------------------------------      ----------
              (Address of principal executive offices)        (Zip Code)


                                  (909) 987-0456
               --------------------------------------------------
               Registrant's telephone number, including area code

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Item. 8.01  Other Events.

     GreenCore Technology, Inc. (the "Company") issued a letter to its stockholders to update them on recent developments about the status of the Company. The letter is attached as Exhibit 99.1.


Item. 9.01  Financial Statements and Exhibits.

            (d)  Exhibits.

                 99.1 GreenCore Technology, Inc. Letter to Stockholders dated March 18, 2009

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREENCORE TECHNOLOGY, INC.

Date: March 18, 2009                     By: /s/ Kevin Spence
                                            ------------------------------------
                                                 Kevin Spence
                                                 President